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       SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C. 20549

                    FORM 8-K

                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the

        Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) July 9, 1998
                                                  -------------

                  ENVIRODYNE INDUSTRIES, INC.
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)



       Delaware                    0-5485             95-2677354
(State or other jurisdiction of  (Commission      (I.R.S. Employer
 incorporation or organization)   File No.)        Identification
                                                   No.)


701 Harger Road, Suite 190, Oak Brook, Illinois           60523
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (630) 571-8800
                                                    --------------


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              Page 1 of 5 Pages

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Item 5. - Other Events
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On July 9, 1998, Envirodyne Industries, Inc. ("Envirodyne")
announced that, effective as of August 27, 1998, the date of the 1998 Annual Meeting of Stockholders, the size of the Board of Directors will be increased from five directors to six directors. Under the Company's By-Laws, in order to nominate a person for election as director for the new position only, a stockholder must deliver a notice in proper written form specified in the By-Laws to the Corporate Secretary by no later than 5:00 p.m., C.D.T. on July 19, 1998.

Any stockholder desiring a copy of the Company's By-Laws will be furnished one without charge upon request to the Corporate
Secretary.

A copy of the press release relating to the change in size of the Board of Directors attached hereto as Exhibit 99.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

  EX-99   Press release dated July 9, 1998.

                      SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              ENVIRODYNE INDUSTRIES, INC.
                              ----------------------------
                              Registrant




                              By:  /S/ Gordon S. Donovan
                                   ----------------------
                                   Gordon S. Donovan
                                   Vice President, Chief
                                   Financial Officer and
                                   Treasurer


July 10, 1998
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Exhibit No.       Description of Exhibits                    Page

  EX-99          Press release dated July 9, 1998.            5